UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 1, 2026 (April 29, 2026)

COCA COLA CO
(Exact name of Registrant as specified in its charter)

Delaware		001-02217	58-0628465
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Coca-Cola Plaza
Atlanta,	Georgia		30313
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
0.400% Notes Due 2030	KO30B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
3.125% Notes Due 2032	KO32	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.950% Notes Due 2036	KO36A	New York Stock Exchange
3.375% Notes Due 2037	KO37	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange
3.500% Notes Due 2044	KO44	New York Stock Exchange
3.750% Notes Due 2053	KO53	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
(a)The 2026 Annual Meeting of Shareowners of The Coca-Cola Company (the “Company”) was held on Wednesday, April 29, 2026. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.
(b)Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors, to serve until the 2027 Annual Meeting of Shareowners, as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
Herb Allen	3,070,951,760	95.76	135,974,332	4.24	7,088,305	463,652,223
Bela Bajaria	3,178,560,395	99.05	30,433,567	0.95	5,022,733	463,652,223
Ana Botín	3,142,319,991	97.91	67,007,690	2.09	4,668,652	463,652,223
Henrique Braun	3,203,953,804	99.84	5,078,771	0.16	4,985,022	463,652,223
Christopher C. Davis	3,044,263,740	94.86	164,902,725	5.14	4,851,132	463,652,223
Carolyn Everson	3,148,791,385	98.12	60,360,828	1.88	4,865,384	463,652,223
Thomas S. Gayner	2,438,766,678	76.00	770,081,008	24.00	5,180,451	463,652,223
Max Levchin	3,176,167,552	98.98	32,652,507	1.02	5,211,278	463,652,223
Amity Millhiser	3,118,147,038	97.16	90,986,006	2.84	4,898,104	463,652,223
James Quincey	3,144,443,152	98.00	64,283,428	2.00	5,304,568	463,652,223
Caroline J. Tsay	3,151,127,216	98.20	57,677,917	1.80	5,226,204	463,652,223
David B. Weinberg	3,105,146,920	96.77	103,708,472	3.23	5,175,895	463,652,223
Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding this advisory proposal were as follows:

Votes Cast For:	2,906,500,165	90.84%
Votes Cast Against:	293,071,998	9.16%
Abstentions:	14,455,974
Broker Non-Votes:	463,652,223
Item 3. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. Votes regarding this proposal were as follows:

Votes Cast For:	3,435,467,152	93.56%
Votes Cast Against:	236,395,960	6.44%
Abstentions:	5,820,375
Broker Non-Votes:	N/A
Item 4. Shareowner Proposal Requesting a Sustainability Committee By-Law Amendment. Votes regarding this proposal were as follows:

Votes Cast For:	27,802,908	0.87%
Votes Cast Against:	3,155,848,505	99.13%
Abstentions:	30,378,038
Broker Non-Votes:	463,652,223

Item 5. Shareowner Proposal Requesting a Report Evaluating the Company’s Plastics Packaging Policies. Votes regarding this proposal were as follows:

Votes Cast For:	25,722,443	0.81%
Votes Cast Against:	3,165,079,075	99.19%
Abstentions:	23,226,971
Broker Non-Votes:	463,652,223
Item 6. Shareowner Proposal Requesting a Report on the Extent of the Company’s Diversity, Equity and Inclusion Efforts. Votes regarding this proposal were as follows:

Votes Cast For:	358,483,570	11.27%
Votes Cast Against:	2,823,426,583	88.73%
Abstentions:	32,118,353
Broker Non-Votes:	463,652,223
Item 7. Shareowner Proposal Requesting a Report on Risks Related to Ingredients. Votes regarding this proposal were as follows:

Votes Cast For:	362,312,002	11.37%
Votes Cast Against:	2,823,970,923	88.63%
Abstentions:	27,748,405
Broker Non-Votes:	463,652,223
Item 8. Shareowner Proposal Requesting a Report on the Company’s Plans to Increase Sustainability Disclosure. Votes regarding this proposal were as follows:

Votes Cast For:	711,641,137	22.31%
Votes Cast Against:	2,478,506,619	77.69%
Abstentions:	23,883,407
Broker Non-Votes:	463,652,223

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: May 1, 2026	By:	/s/ Monica Howard Douglas
Monica Howard Douglas Executive Vice President and Global General Counsel